Exhibit 99.2

• • SAVE AMERICA’S PARKS Tri-State Law Enforcement Foundation

• • • • • • •

• ~ • •

• ~ • •

•••• • • • • • • • • • • • • •

• •

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✓ ✓ ✓ ✓ ✓

TBU • • • • • ~ ~ • ~ ~ ~ ~

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• • ~ • • • • • • • • • •

• • • • •

• - • - • - •

• • • • • •

• • • • • • • • • • • •

• • • • • • • • • • • SAVE AMERICA’S PARKS Tri-State Law Enforcement Foundation

➢ ➢ ➢ ➢ ➢

$480B $593B $1.1 Trillion US Household Spend on Addressable Categories


BOXED
Buy in bulk at Boxed.com
Bounty
The Quicker Picker Upper
12=20
Ziploc
MIXED PACK
495 TOTAL BAGS
120 SNACK BAGS
375 SANDWICH BAGS
Tide
PODS
32 SINGLES
GoGo squeeZ
FRUIT ON THE GO
VOSS

BOXED

Proposed merger with
Seven Oaks Acquisition Corp.
(NASDAQ: SVOK)

Disclaimer

About this Presentation

This investor presentation (this "Presentation") does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of SVOK, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or SVOK's or the Company's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's services, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SVOK and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against SVOK, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SVOK or the Company; (iv) the inability of the Company to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xi) the Company's estimates of expenses and profitability, which may be affected by, among other things, the Company's proposed strategic commercial agreement with Palantir; (xii) the evolution of the markets in which the Company competes; (xiii) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; (xiv) the ability of the Company to defend its intellectual property; (xv) the ability of the Company to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on the Company's and the combined company's business; and (xvii) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in SVOK's annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on June 3, 2021, and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to SVOK's stockholders and related registration statement on Form S-4, including those set forth under "Risk Factors" therein, and other documents filed to be filed with the SEC by SVOK.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SVOK nor the Company undertakes any duty to update these forward-looking statements.

Use of Projections

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2021 through 2026. Neither SVOK's nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Financial Information; Non-GAAP Financial Measures

The historical financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by SVOK relating to the Business Combination and the proxy statement/prospectus contained therein.

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including Adjusted EBITDA and certain ratios and other metrics derived therefrom as well as Adjusted Cash Operating Costs. The Company defines Adjusted EBITDA as net income (loss) before interest expense, tax expense, depreciation and amortization, stock-based compensation expense and other one-time or non-recurring expenses, such as executive recruiting fees, severance, 3rd party consulting fees, and transaction-related fees, among others, that the Company does not believe are recurring in nature or necessary for the ongoing operations of the business. The Company defines Adjusted Cash Operating Costs as Operating Expenses less depreciation and amortization, stock-based compensation expense and other one-time or non-recurring expenses, such as executive recruiting fees, severance, 3rd party consulting fees, and transaction-related fees, among others, that the Company does not believe are recurring in nature or necessary for the ongoing operations of the business. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. SVOK and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. SVOK and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, SVOK and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither SVOK nor the Company has independently verified the accuracy or completeness of any such third-party information.

Trademarks and Copyright

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but SVOK and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information

SVOK intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the "SEC"), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to SVOK's stockholders in connection with its solicitation of proxies for the vote by SVOK's stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, SVOK will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SVOK's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, SVOK and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of SVOK as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to SVOK's secretary at 445 Park Avenue, 17th Floor, New York, NY 10022, (917) 214-6371.

Participants in the Solicitation

SVOK and its directors and executive officers may be deemed participants in the solicitation of proxies from SVOK's stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SVOK is contained in SVOK's annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC, as amended, and is available free of charge at the SEC's website at www.sec.gov. To the extent such holdings of SVOK's securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SVOK in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

Summary of Risk Factors

The Company's business is subject to numerous risks and uncertainties that represent challenges that the Company faces in connection with the successful implementation of its strategy and the growth of its business. An appendix to this Presentation includes a summary of certain principal risks associated with the Company's business, but these risks are not the only risks the Company faces now or may face in the future. You should consider carefully the discussion of these risks and other risks associated with the Company's business and the Business Combination that will be included in the proxy statement/prospectus included in the registration statement on Form S-4 to be filed by SVOK.

Table of Contents



BOXED
WELCOME

Boxed is the Perfect Match for Seven Oaks' Investment Criteria

1. Track record of growth despite capital constraints
2. Strong alignment on ESG principles
3. World-class management team
   - SVOK capital will accelerate growth behind a focused strategy
   - Significant margin expansion and negative working capital dynamics with scale



Gary Matthews
Chairman and CEO

P&G Tops Friendly Markets McKinsey & Company IES
GUINNESS pepsi Morgan Stanley Global Private Equity



Drew Pearson
Chief Financial Officer

GENERAL ATLANTIC McKinsey & Company



Randolph Tucker
Chief ESG Officer

NAACP Tops Friendly Markets Tri-State Law Enforcement Foundation
SAVE AMERICA'S PARKS



David Harris
Chief Operating Officer

ABN·AMRO Spectrum Brands ING Carrols

Proposed Transaction Summary

TRANSACTION OVERVIEW

- Seven Oaks Acquisition Corp. is proposing a business combination with Boxed, an e-commerce platform selling bulk, high-repeat essentials that serves B2C and B2B customers and expects growing SaaS revenue in the future
- Valuation implies an estimated pro forma Enterprise Value of $640mm (2.1x 2022E Revenue of $306M)
- Existing Boxed shareholders will own 62% of the pro forma equity – no secondary selling
- 30% of SVOK Founder Shares deferred, and $1M Founder Shares allocated to an ESG foundation
- Transaction is expected to close in Q4'21

TRANSACTION FUNDING

- The transaction will be funded by a combination of Seven Oaks cash held in a trust account & proceeds from the PIPE financing, and convertible notes issuance with Boxed & Seven Oaks equity rolling into the deal
- Transaction is expected to result in an estimated $334 million of cash to the balance sheet to invest in marketing and customer acquisition, assortment expansion, B2B growth and the expansion of the fulfillment network[1]

1) Assumes 0% redemptions from SVOK Trust

Veteran team. Deep industry knowledge.



Chieh Huang
Co-founder / CEO
10+ years of experience in CEO / executive leadership roles



Jared Yaman
Co-founder / COO
10+ years of experience in technology, product & operational leadership roles in technology organizations



Alison Weick
CMO / GM of Retail
20+ years of retail & e-commerce strategy and marketing experience



Mark Zimowski
CFO
9+ years of strategic financial planning, business operations and investing experience



Chris Cheung
Co-founder / CCO
10+ years of creative leadership, digital design and product design



DJ Williams
Chief Business Development Officer
17+ years of managing retail and wholesale strategic partnerships



Anthony Oland
Chief People Officer
15+ years experience across breadth of HR functions with a focus on Diversity and Inclusion



Andrea Chesleigh
VP, Product
15+ years of Product experience in e-commerce and retail



Joseph Bobko
VP, Transport. & Logistics
38+ years of deep experience in e-commerce transportation and logistics



Jason Dolatshahi
VP, Data Science
10+ years of experience of e-commerce-related data science thought leadership



Cindy Wang
Chief of Staff
10+ years in strategic business development, partnerships and business planning

SUPPORTED BY A RENOWNED INVESTOR BASE

First Round | Greycroft | GGV Capital | Hamilton Lane | American Express | AEON


BOXED
FRUITMOJIS
APPLESAUCE

Pampers
baby-dry
Honey Nut
Cheerios
Kraft
macaroni & cheese
LARABAR
MIXED NUTS
pepsi
INSTANT OATMEAL
PLANTERS
Dove
Annie's

COTY
BOXED

Meet Boxed


BOXED
Greenies
ORIGINAL


Tide
PODS
Lysol
Windex
GLAD
ForceFlexPlus
BOXED
Cascade

How Boxed Works

1. We are an e-commerce platform selling bulk, high-repeat essentials to consumers and businesses.

2. We monetize the proprietary technology that powers our core business through advertising, marketplace and software solutions.


HEINZ
TOMATO KETCHUP
MOUNTAIN TRAIL MIX

How Boxed Works



Customer traffic driven by need to stock up on household and business essentials
High AOV orders allows for higher margins
Further margin enhancement driven by proprietary advertising platform
Revenue share from 3P sellers in adjacent categories
CRM reminds customers to replenish
Boxed Marketplace
Customers re-enter top of funnel to maintain sticky engagement
Boxed SaaS
Technology constantly improving and monetized through SaaS partnerships

Why Customers Chose Boxed Millions of Times



Lysol
Lysol
Windex
GLAD
BOXED

Convenience

Curated, simple to browse assortment enables discovery of new products and large baskets (8 items per order)



Bounty
Bounty

Bulk

Customers are looking for an easy way to stock up and a simple way to buy bulk, without the required membership fees



IT'S TIME TO...
#RETHINKPINK
MORE FOR RAZORS
MORE FOR DEODORANT
MORE FOR BODY WASH
SALES TAX FOR FEMININE HYGIENE PRODUCTS
MORE FOR SHAVING GEL

Brand

A resonant brand known for doing right for our customers, employees and society



BOXED
Deal of the Week

Mobile First

60%+ of all orders are placed on mobile, making Boxed a leader in mobile



BOXED

NPS = 69[(a)]

A seamless experience, efficient fulfillment and award-winning customer service yields highly satisfied customers

(a) Reflects NPS from 6.4k survey respondents collected during Q1'21 YTD period

Big Baskets of Everyday Essentials

	Boxed B2C	Boxed B2B
	 BOXED	 UNITED
Customer	Households in communities typically away from Costco	Corporations & SMBs
# of Items / Order(a)	8 items	15 items
Average Order Value(a)	$96	$198
% of FY'19 Core GMV(b)	76% (91% in FY'20)	24% (9% in FY'20)

(a) Statistics reflect 2020 metrics for B2C business and 2019 metrics for B2B business
(b) Core GMV defined as total basket value of goods sold on platform gross of any promotions, discounts, credits, or rewards used; inclusive of service fees and taxes; core GMV excludes "Other GMV"

Boxed Plans to Achieve $1BN in Sales and a 30%+ Gross Margin by 2026



NET REVENUE ($M)
33% CAGR
$1,031
$187
2020A
2026F



GROSS MARGIN
+16 pts
30%
14%
2020A
2026F

Note: FYE December

Key Investment Highlights

1. $100BN+ rapidly growing online grocery market
2. Coveted B2C brand delivering a seamless shopping experience for everyday bulk-essentials
3. Compelling B2B offering primed for post-COVID rebound
4. Proprietary end-to-end e-commerce platform
5. Monetization of our technology
6. Proven commitment to ESG mission


BOXED
Buy bulk at Boxed.com

Online Grocery Growing Rapidly

Boxed Increasing Share in $31BN+ "Other" Segment

TOTAL GROCERY E-COMMERCE SALES ($B)


+19% CAGR
$106
$248
2020
2025
Grocery e-commerce (% of Total)
10%
21%

ONLINE GROCERY PENETRATION BY COUNTRY

U.S. Penetration Rate Estimated at 21% by 2025


21%
11%
10%
14%
20%
USA
UK
China
Current Penetration Rate
Projected Penetration Rate

TAM OF ALL OTHER ONLINE GROCERY RETAILERS

Estimated at $31B in 2020


$31
$75
$63
$154
All Other Online Grocery
2020
2024
All Other Online Grocery (% of Total)
29%
29%

Source: Wall Street Research, Reuters, Kantar Research, Forrester Research, FMI U.S. Grocery Shopper Trends, 2020 and Mercatus – The Evolution of the Grocery Customer, 2020

B2C

The simple way to stock-up on bulk essentials

- ~50% ages 25 – 49, majority Female, 46% have children in home
- Highly engaged repeat customer base
- Rapidly growing recurring revenue streams through loyalty offerings

452K
2020 Active Customers[a]

$158M
2020 GMV

$96
2020 Average Order Value

112%
2020 BoxedUP GMV YoY Growth %[b]


Bounty
GOYA
BOXED

(a) # of distinct B2C customers placing at least 1 order during 2020
(b) BoxedUP GMV reflects $ GMV from customers who at the time of order were enrolled in the BoxedUP loyalty program

Prince & Spring Private Label

Compelling value that drives customer loyalty

- ~125 SKUs with plans for expansion
- Quality targeted at national brand equivalent or better
- Provides customers value while increasing profitability

7%
2020 Private Brand SKU Penetration(1)

14%
2020 Private Brand Net Product Sales Penetration(2)

55%
Repeat Customer orders include a Private Brand Product(2)

+6pts
2020 Private Brand net product margin vs. total


CLEAR CUTLERY
PREMIUM STRENGTH
180 FORKS
120 SPOONS
60 KNIVES
PISTACHIOS
ROASTED & SALTED
ALMOND BUTTER
ORGANIC PEANUT BUTTER
FRUITMOJIS
MIXED FRUIT-FLAVORED SNACKS
60
U TALKIN' SNACK?!
ORGANIC WHITE QUINOA
KEEN-wah
ORGANIC APPLESAUCE POUCHES
CLOVER HONEY
ORGANIC DONUT SHOP BLEND
COFFEE PODS
80 CUPS
PREMIUM LAUNDRY DETERGENT
pH
9.5+
ULTRA PLATES
PRINCE & SPRING
PREMIUM ULTRA SOFT
BATH TISSUE
LONG LASTING · ABSORBENT · SEPTIC SAFE
LUNCH BAGS

(1) Reflects % of total unique SKUs sold which were Private Brand; excludes 3rd party marketplace SKUs that are not available in all locations
(2) "Net product sales" defined as variant selling price x units sold; net product sales is a management operating metric and is not intended to reflect or be a substitute for GAAP-reported financials
(3) Reflects FY'20 time period

Delightful Experience Drives Loyalty


Michele Slack
@aBombChele
2nd shipment from @BoxedWholesale received today. it takes A LOT to impress me. I'm impressed.
Miiss Savage [Comm OPEN]
@MiissSavage
How cute is it that when @BoxedWholesale ships your order you get a selfie!!
YOUR BOX'S SELFIE
Hagerstown Area Youth Soccer Lea...
@ayso627
Thanks to @BoxedWholesale! Ordered this last night, arrived in less than 24 hours. Now our league can stock concessions before the season starts. #supershipper #ayso627 #feedtheplayers
Edie
@jerseyoriginal
I may be addicted to the @BoxedWholesale app. I may need to buy a cabinet just for this stuff. Lol.
Lady Dee
@diane_spicer
@BoxedWholesale Made my 1st order and was shocked at the time it took from placing my order, to receiving my order. I especially loved the box selfie. I'm impressed and have already spread the word. You're a life saver.... Thank you!
Taniel ItsTaniel @itstaniel · 6d
#newmom tip - @BoxedWholesale is a lifesaver when you have no time to lug big items with your baby in tow #girl ain't nobody got time for that sorry @Costco / @BJsWholesale @parenting @HuffPostParents @WhatToExpect

Online Customer Satisfaction*


92%
92%
83%
81%
80%
77%
BOXED
chewy
COSTCO WHOLESALE
sam's club
amazon fresh
Kroger

*Source: Third-party consulting firm research customer survey data

A Look at Our Customers

	BACKROADERS	SMALL TOWNERS	PLEASANTVILLERS	URBANITES
% of Users	36%	33%	20%	11%
More Likely to Be	• Rural, rent, single, far from Costco	• Rural/suburban, married, own home	• Suburban, married, parents	• Urban, close to Costco
Value Prop	• Live far from Costco • Like value of bulk sizes • Enjoy promos and giveaways • Small business mentality, anti-Amazon	• Stocking up for the family • Like the value in bulk sizes with no membership fee • Small business mentality, anti-Amazon	• Stocking up for the family • Like the value in bulk sizes with no membership fee • Convenience	• Convenience • Ship heavy items like seltzer • Don't want to spend free time at wholesale clubs
% of BoxedUP Customer Base	42%	32%	17%	9%
TAM (# of Households)	54m	40m	19m	8m
% Household Penetration[(a)]	0.21%	0.35%	0.64%	0.68%

Note: Boxed analysis based on segmentation data as of Dec'20
(a) Reflects # of distinct customers placing at least 1 order during 2020 applied to total household TAM

B2C: Poised For Dynamic Growth

B2C GMV ($M)



36% CAGR
$977
$158
$109
2019A
2020A
2026F
BOXEDUP GMV ($M)
$14
$29
$425-480

Transaction Proceeds Driving Growth

1. Increased marketing investment expanding brand awareness and driving customer acquisition
2. Expansion of product assortment (e.g., Healthy / Organic, Pet, Home, etc.) to capture increased wallet share
   - 3rd party marketplace tech enables expansion in high margin, capital-efficient manner
   - Private label drives loyalty and delivers further margin upside
3. Drive recurring revenue through expansion of BoxedUP loyalty and auto-ship

B2B

B2B procurement through a B2C-like experience

- Higher AOVs, retention, & profitability
- Blue Chip customer base across SMB and enterprise
- Proven track record of rapid growth pre-COVID

24K
2019 Active Customers[a]

$35M
2019 GMV

54%
GMV CAGR '15-'19A

$198
2019 Average Order Value

$1.5K
2019 GMV per Customer


UNITED

(a) # of distinct B2B customers placing at least 1 order during 2019

B2B: Primed For Post-COVID Rebound

B2B GMV ($M)


56% CAGR
$241
COVID Impact
$35
$16
2019A
2020A
2026F

Clear Growth Strategy

1. COVID rebound expected to drive meaningful tailwinds for growth
2. Expand sales force targeting attractive sectors
3. Optimize assortment for B2B customers

SELECT B2B CUSTOMER SEGMENTS

Fortune 500 companies

Education / Non-for Profit

Tech / SMB

Comprehensive In-house Tech Platform

BOXED
TECHNOLOGY



+



+


A smarter
way to shop

+



Storefront
User Experience
Personalization
Omnichannel

Business Ops
Unified Data
Platform Tools
Supply Chain

Seller Tech
Marketplace
Ad Tech
Custom Integration

Automation
In-house Robotics
Customizable Software
Human-integrated

VERTICALLY-INTEGRATED TECHNOLOGY PLATFORM

Delivering Outsized Order Values

- ✓ UX built for simplicity & discoverability
- ✓ Curated product selection
- ✓ Fast & convenient
- ✓ Subscription optionality
- ✓ Seamless checkout



$100
$85
$60
$45
Bulk Wholesale
Pure-Play Online
Traditional Grocery
AVERAGE

Source: Third-party consulting firm research, 1010 Data (The State of Grocery 2018)
Note: Figures from June 2018 1010 Data report and per third-party consulting firm research; Boxed figures reflect 2020 data

Flexible, Efficient Fulfillment & Logistics Platform

- Efficient inventory management
- 11x average inventory turnover
- 90% delivery availability within 2 days or less
- Proprietary robotics and fulfillment software
- ~$1M in capex & ~30 days to stand-up new facility
- Boxed robotics supports low-cost expansion

Current State

2020A



ANNUAL CAPACITY

~4.5M+ Orders / ~35M+ Items

Future State

2026E



ANNUAL CAPACITY

~12.5M Orders / ~100M Items

ADDITIONAL FULFILLMENT CENTERS YIELD

2.7x Capacity Growth

10-15% Est. Cost Savings

A look inside

Monetizing the Technology Platform



Ad Tech

% OF GMV

<1% → **4%+**

Today → Opportunity



Marketplace

% OF GMV

1% → **25%+**

Today → Target 2026E


ÆON MALL

SaaS

NET REVENUE

$12M → **$106M**

Today (Contracted) → Target 2026E

SaaS: Opportunity

Boxed has created one of the few white-label omnichannel platforms that is vertically integrated from front-end software all the way to automation hardware.

Boxed SaaS Platform is…

- ✓ Built by Operators
- ✓ Single Cohesive Platform
- ✓ Built to be Cost Effective
- ✓ Prioritized for Speed to Market



ÆON × BOXED

SaaS: Execution

End-to-end Omnichannel E-commerce Launch with ~$80bn Global Retailer

- ✓ High margin, recurring software revenue
- ✓ Rapid 6-month launch
- ✓ Opportunity for worldwide expansion

Leading to broader monetization of Retail Software offerings

SaaS Net Revenue ($M)


$12
$13
$27
$42
$69
$106
FY'21F
FY'22F
FY'23F
FY'24F
FY'25F
FY'26F


ÆON

Leading Environmental and Social Programs

Less Waste

Large, consolidated orders reduce boxes and energy consumption.

One large shipment produces up to 30% less carbon impact from packaging materials as compared to several shipments*

Majority Minority

Over half of our corporate office team nationwide identifies as an ethnic minority.

A rare statistic yielding diversity of thought.

Fighting Inequality

We are a leader in the fight against the Pink Tax where women are unfairly taxed on feminine care and "pink" products.

We do the right thing.

Stepping Up

Valuing our team with a strong benefits and workplace offering.

This powerful approach drives efficiency and hourly team loyalty (avg. tenure of >2 years)

*Source: Third-party consulting firm research


BOXED
BOXED
BOXED
BOXED
BOXED
BOXED

Financials

Transaction Proceeds Fund Growth Acceleration

		TODAY (FY'20)	FUTURE (FY'26E)
	Net Revenue ($M)	**$187M**	**$1.0BN**
B2C	Marketing Spend ($M)	$5M (FY'19 - $21M)	$66M
B2C	Avg. # SKUs Offered	~2k	4k+
B2C	BoxedUP GMV Penetration %[(a)]	17%	~35-40%
B2B	B2B Sales Reps	3	~30
Supply Chain	# of FCs	3	8
Supply Chain	Fulfilled by Boxed Offering	✗	✓
Software Monetization	SaaS Revenue	$12M (contracted for FY'21)	$106M
Software Monetization	Ad-tech Rev % of Total Rev	<1%	2.5-3.5%

(a) BoxedUP member GMV $ contribution / (B2C + B2B GMV $)

Rapid GMV Growth

B2C	B2B

Poised for Acceleration w/Incremental Funding

- Marketing investment
- Assortment expansion
- Loyalty program investment / enhancements



($M)
36% CAGR
$109
$158
$173
$265
$397
$561
$748
$977
2019A
2020A
2021F
2022F
2023F
2024F
2025F
2026F

Primed for Post-COVID Rebound

- Industry tailwinds from post-COVID recovery
- Expanded sales force focused on core verticals
- Assortment optimization for B2B



($M)
56% CAGR
COVID impact
$35
$16
$23
$53
$88
$132
$184
$241
2019A
2020A
2021F
2022F
2023F
2024F
2025F
2026F

Prolific Margin Expansion Opportunities with Scale



Retail Gross Margin %
+9 pts
+10 pts
5%
14%
24%
2018A
2020A
2026F
Estimated Increase
+2-4 pts
1
+1.5-2.5 pts
2
2-4 pts
3
1+ pts
4
1+ pts
5

LEVERS TO DRIVE MARGIN EXPANSION

1. **Vendor Negotiations and Trade Funding**
   - Improved pricing and increased vendor promotional funding as the business scales ~5x over next 5 years

2. **Ad Tech Monetization**
   - Opportunity to monetize an additional 2.5+ pts with release of new offerings and increased vendor adoption

3. **Broaden Product Assortment**
   - Optimize product mix, including private label
   - Leverage high margin marketplace offering for category expansion

4. **Customer Retention**
   - Improved retention delivers higher margin customer (high AOVs)
   - Increased loyalty program & subscription revenue

5. **Supply Chain Optimization**
   - Fulfillment center buildout reduces time in transit & lowers shipping costs

Model Overview

COMMENTARY

1. GMV expected to re-accelerate beginning in H2'21, with FY'22F growth of 50%+, driven by reinvestment in marketing, B2B rebound, and launch of 3P marketplace
2. Launch & expansion of high margin SaaS business with upfront investments in FY'21 & FY'22
3. +16 pts of gross margin expansion from FY'20 to FY'26E, supported by proven history combined with new capital infusion & SaaS expansion
4. H2'21E capital infusion of $300M+ enables top-line growth acceleration through increased marketing investment, growth in B2B sales force, FC expansion, & scaling teams to support further technology monetization
5. Proprietary fulfillment technology & robotics enables efficient capital-light model, delivering strong working capital & capex dynamics

$M (A)	FY'19A	FY'20A	FY'21F	FY'22F	FY'23F	FY'24F	FY'25F	FY'26F
GMV BREAKDOWN (RETAIL) (B)								
B2C GMV	$109	$158	$173	$265	$397	$561	$748	$977
B2B GMV	35	16	23	53	88	132	184	241
Other GMV	45	29	37	42	47	52	58	64
Total GMV	$189	$203	$233	$360	$532	$745	$990	$1,282
YoY Growth %	*27%*	*7%*	*15%*	*54%*	*48%*	*40%*	*33%*	*29%*
Net Revenue (Retail)	$174	$187	$200	$294	$402	$538	$711	$925
Net Revenue (SaaS)	--	--	12	13	27	42	69	106
Net Revenue	$174	$187	$212	$306	$429	$580	$780	$1,031
YoY Growth %	*24%*	*8%*	*14%*	*44%*	*40%*	*35%*	*35%*	*32%*
Total Gross Profit	$10	$26	$31	$49	$90	$142	$216	$313
Gross Margin (Total) %	*6%*	*14%*	*15%*	*16%*	*21%*	*24%*	*28%*	*30%*
ADJ. CASH OPERATING COSTS (C)								
Advertising Costs	$21	$5	$35	$39	$45	$52	$59	$66
Fulfillment, Staff & Overhead	44	39	55	77	101	127	154	184
Total	$65	$44	$89	$117	$146	$179	$213	$250
Adj. EBITDA	($55)	($18)	($59)	($68)	($56)	($37)	$3	$63
Adj. EBITDA Margin %	*(32%)*	*(10%)*	*(28%)*	*(22%)*	*(13%)*	*(6%)*	*0%*	*6%*
Change in Net Working Capital	$13	($3)	$10	$2	$9	$10	$13	$24
Capital Expenditures (PPE)	(2)	(0)	(3)	(2)	(2)	(3)	(3)	(3)

Note: 2019 audit was performed under AICPA standard and is subject to change with PCAOB step-up; 2020 figures subject to final review and audit adjustments
(a) Financial projections are not reflective of potential revenue upside or cost savings associated with the proposed commercial partnership with Palantir, nor do they include the associated software licensing expenses, which are expected to be $20M in total, incurred over the next 5 years; actual results may vary depending on, among other things, exact timing of deSPAC transaction, final funding amount, & execution of commercial agreement
(b) Retail Segment GMV defined as total basket value of goods sold, gross of any customer promotions, discounts, credits, or rewards used, and inclusive of shipping fees, service fees and taxes
(c) Excludes non-cash depreciation, amortization, and stock-based compensation expenses; excludes one-time cash costs including certain severance and executive recruiting fees, consulting fees, & transaction-related costs

Transaction Overview
& Valuation


GOYA
Kraft
macaroni & CHEESE
BOXED

Transaction Overview

STRUCTURE

- Boxed will merge with Seven Oaks Acquisition Corp (SVOK) at a pro forma enterprise value of $640M
  - Represents attractive relative valuation of 2.1x 2022E revenue
- Boxed shareholders maintaining 62% ownership
  - No secondary selling
- 30% of SVOK Founder Shares deferred
  - 15% vest at $12 share price and 15% vest at $14 share price
- $1M of SVOK Founder Shares allocated to ESG foundation

EST. SOURCES (AS OF 9/30/21E)

Cash in trust	$259M
PIPE investment[a]	$32.5M
Convertible senior notes[b]	$87.5M
Boxed equity[c]	$550M
Seven Oaks founder shares[d]	$45M
TOTAL SOURCES	**$974M**

EST. USES (AS OF 9/30/21E)

Cash to balance sheet	$334M
Boxed equity [c]	$550M
Seven Oaks promote[d]	$45M
Debt paydown	$5M
Est. fees and expenses	$40M
TOTAL USES	**$974M**

PRO FORMA ENTERPRISE VALUE

Pro forma shares outstanding[c]	88.7M
Illustrative share price	$10.00
Pro forma equity value[c]	$887M
Pro forma convertible debt to balance sheet[b]	$87.5M
Pro forma cash on balance sheet[c]	($334M)
Pro forma enterprise value	$640M
Pro forma EV/2022E revenue ($306M)	2.1x

PRO FORMA OWNERSHIP AT CLOSE (@$10.00 PER SHARE)


SPAC Public Investors
29%
SPAC Sponsor
5%
PIPE Investors
4%
Boxed Shareholders
62%

Note: Analysis assumes 0% redemptions from SVOK Trust and does not include impact of potential dilution from warrants

a) Pursuant to a subscription agreement with SVOK, Palantir will invest an aggregate of $20M in exchange for 2M shares of SVOK Class A common stock, subject to certain closing conditions, including SVOK having at least $175M at the closing (after redemptions); in consideration of such investment, Boxed will enter into a commercial partnership agreement with Palantir with associated software licensing expenses totaling $20M over 5 years

b) 5-year unsecured $87.5M convertible notes bearing a coupon rate of 7.00% and a conversion price of $12.00

c) Calculated on a fully diluted, net exercise basis; for simplicity, pro forma equity value & pro forma cash on balance sheet assumes Boxed balance sheet cash of $0 at close

d) Excludes 1.9M pro forma founder shares that will remain subject to vesting and vest only upon achievement of share price performance thresholds detailed above; 125K shares of SVOK Founder Shares will be transferred to a fund managed by the lead Convertible Note investor, who is also participating in the SVOK Class A common stock PIPE investment

Valuation

ATTRACTIVE ENTRY VALUATION RELATIVE TO COMPARABLE PUBLIC COMPANIES

EV/2021E Revenue



E-COMMERCE
MARKETPLACE
SAAS
Median: 4.6x
Median: 3.3x
Median: 21.5x
3.0 x
9.4 x
8.1 x
5.6 x
4.8 x
4.4 x
3.8 x
3.6 x
2.3 x
12.0 x
4.2 x
2.5 x
2.3 x
35.0 x
21.5 x
13.8 x
BOXED
POSHMARK
FARFETCH
ocado
REVOLVE
BARK
chewy
THG
wayfair
Etsy
ebay
STITCH FIX
wish
shopify
BIGCOMMERCE
WIX

EV/2022E Revenue



E-COMMERCE
MARKETPLACE
SAAS
Median: 3.6x
Median: 3.0x
Median: 17.5x
2.1 x
7.2 x
6.2 x
4.8 x
4.0 x
3.2 x
3.2 x
2.9 x
1.9 x
10.0 x
3.9 x
2.1 x
1.9 x
26.0 x
17.5 x
11.0 x
BOXED
POSHMARK
FARFETCH
ocado
REVOLVE
chewy
BARK
THG
wayfair
Etsy
ebay
STITCH FIX
wish
shopify
BIGCOMMERCE
WIX

Source: Publicly available information. Note: Market data as of April 5, 2021

Valuation (con't)

ATTRACTIVE ENTRY VALUATION RELATIVE TO COMPARABLE PUBLIC COMPANIES

2021-23E Revenue CAGR


E-COMMERCE
MARKETPLACE
SAAS
Median: 19.4%
Median: 18.7%
Median: 22.8%
42.3%
38.3%
32.3%
30.1%
20.6%
18.2%
17.6%
17.5%
16.9%
23.5%
20.0%
17.5%
5.1%
40.9%
22.8%
18.8%
BOXED
BARK
FARFETCH
POSHMARK
THG
REVOLVE
wayfair
chewy
ocado
Etsy
wish
STITCH FIX
ebay
shopify
WIX
BIGCOMMERCE

2021-23E Gross Margin Growth (pts)


E-COMMERCE
MARKETPLACE
SAAS
Median: +0.5 pts
Median: +0.9 pts
Median: –0.8 pts
4.4
2.1
1.3
0.5
0.5
0.4
0.4
(0.0)
(1.4)
3.3
1.3
0.5
0.1
0.1
(0.8)
(1.0)
BOXED
chewy
FARFETCH
ocado
POSHMARK
THG
wayfair
REVOLVE
BARK
wish
Etsy
STITCH FIX
ebay
BIGCOMMERCE
shopify
WIX

Source: Publicly available information. Note: Market data as of April 5, 2021


Ziploc
Lay's
OREO
Nutri Grain
Welch's
Fruit Snacks
QUAKER OATS
OLD FASHIONED
Bounty
12=20
BOOMCHICKAPOP
SNACK PACKS
Honey Nut Cheerios
CLOROX
DISINFECTING WIPES
FORCEFLEX
140
13 Gallon
Tide
Swiffer
SWEEPER WET
60

Conclusion

BOXED The Opportunity

1. $100BN+ rapidly growing online grocery market
2. Coveted B2C brand delivering a seamless shopping experience for everyday bulk-essentials
3. Compelling B2B offering primed for post-COVID rebound
4. Proprietary end-to-end e-commerce platform
5. Monetization of our technology
6. Proven commitment to ESG mission


OREO
Bounty
boxed.com


The products you love in bulk,
BOXED

Appendix

Gary Matthews has Extensive Operating History

CEO OF IES HOLDINGS (IESC)

Oversaw a turnaround with significant increases in EBITDA and share price over 18 months as CEO




Gary Matthews hired as CEO
~100% Increase
$50
$45
$40
$35
$30
$25
$20
$15
$10
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20

- **Drove results with improved operations**
- **Secured accretive acquisitions**
- **ESG improvements including**
  - US Army hiring program
  - Created electrician training centers recruiting heavily from a diverse population
  - Increased diversity and inclusion on the management leadership team

MANAGING DIRECTOR AT MORGAN STANLEY CAPITAL PARTNERS

12 years experience investing in and managing portfolio companies

MannaPro® nurturing life. | Learning Care group | pathway™ vet alliance | creativecircle | TOPS® Friendly Markets | HBF Hojeij Branded Foods

CFO & COO with Investing & Non-Profit Experience

DREW PEARSON, CHIEF FINANCIAL OFFICER



During a 20+ year career at General Atlantic, Mr. Pearson gained investment experience across a variety of sectors including software and technology-enabled services while rising to the level of Global Head of Portfolio Management

GENERAL ATLANTIC

- Former Managing Director, Chairman of the Portfolio Committee and Global Head of Portfolio Management
- Established and executed the firm's global liquidity and value-creation targets
- Lead the development and implementation of the firm's risk management parameters

blossom hill FOUNDATION

- Non-profit providing fellowships to social entrepreneurs developing ideas to help children affected by conflict
- Blossom Hill supports children through four core pillars: Technology, Education, Child Development and Job Training
- Drew serves as Treasurer and Director

DAVID HARRIS, CHIEF OPERATING OFFICER



After beginning his career as a CPA with Price Waterhouse, Mr. Harris has spent 30+ years on Wall Street with experience in mergers & acquisitions and corporate finance as an investment banker, investor and board member

ABN·AMRO ING

- Served as a Managing Director and Sector Head of the Retail, Consumer & Leisure investment banking group
- Led a large number of M&A and financing transactions in various industries

GRANT

- President of Grant Capital since 2002
- Leads investment efforts, sourcing, acquiring and managing minority and majority ownership positions in the consumer and business services industries

Bridges to Community
building communities, changing lives

- Non-profit leading service trips to build schools & homes in Nicaragua & the Dominican Republic
- Served as Treasurer and continues to be active in fundraising

First SPAC with a Dedicated Chief ESG Officer[1]

RANDY TUCKER, CHIEF ESG OFFICER



Mr. Tucker brings a wealth of managerial experience across a broad range of labor and non-profit organizations emphasizing various ESG principles and social impact missions including diversity, land use, healthcare quality, and access to education. In addition, he also has deep experience in insurance services and managing corporate employee benefits (current Vice President of Employee Benefits at USI Insurance Services).

UFCW – a VOICE for working America

- Started his career with the United Food & Commercial Workers Union in 1995
- Fought for workplace safety for more than 5,000 members
- Became Secretary Treasurer in 2004 and Chairman of Health & Pension Funds in 2010
- Chairman & Trustee of the Pension Fund

NAACP

- From 2004 to 2012, Randy served under Civil Rights icon Dr. Annie B. Martin as First Vice President of the New York Branch
- Randy served as President from 2012 to 2014, over which time he oversaw all monthly Board and membership meetings
- Served as Chairman of two Annual Fundraisers

SAVE AMERICA'S PARKS

- Randy served as Director of Development for Save America's Parks, helping raise capital to alleviate budgetary challenges
- Randy helped arranged for numerous skilled union volunteers to provide labor and other assistance to address backlogged repairs and maintenance projects facing America's Parks

Tri-State Law Enforcement Foundation

- Vice Chairman of the Tri-State Law Enforcement Foundation, which works with top law enforcement officials in NY, NJ, & CT
- The Foundation provides support to families of officers in times of need, offers scholarships to children of fallen officers, and works to foster cooperation between law enforcement agencies and their local community

(1) Based on review of SPAC IPOs completed prior to Seven Oaks Acquisition Corp's IPO in December 2020


The products you love in bulk,
for the smallest prices

Financial Pack

Boxed Key Growth Pillars

1. **Increase Marketing Investment**
   - Deliver strong GMV growth supported by proven track record of customer acquisition

2. **Expand Product Assortment**
   - Drive higher AOV & capture incremental wallet share from existing customers
   - Improve conversion rates & customer retention

3. **Invest in Expansion of BoxedUP and B2B**
   - Improved recurring revenue base
   - Increased order frequency and spend per user


PRINCE & SPRI
PREMIUM ULTRA SO
BATH TIS
BOXED
HEINZ
TOMATO KETCHUP
MOUNTAIN TRAIL MIX

Increase Marketing Investment

Proven track record of delivering growth through marketing investment



ANNUAL NEW CUSTOMERS
New Customers (K)
Marketing Spend ($M)(1)
173
302
304
218
348
257
$9
$20
$20
$12
$21
$5
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20

YoY GMV Growth:	+125%	+51%	+6%	+27%	+7% +44% – B2C (-53%) – B2B

Notes:
(1) Marketing spend includes acquisition cost and other non-working marketing spend. Marketing spend divided by new customers is not reflective of CAC

Expand Product Assortment

Expansion into adjacent categories unlocks a +$593bn opportunity (+124% potential increase in wallet share)

Boxed Total Market Opportunity

Boxed Expansion Categories

- Pet
- Baby
- Beauty
- Home Goods
- Fresh
- Vitamins

Boxed Core Categories Today

- Grocery
- Snacks
- Household
- Beverage
- Personal Care



$1.1 Trillion
$593B
$480B
124% Wallet Share Lift Potential

US Household Spend on Addressable Categories

Source: U.S. Bureau of Labor Statistics, Statistica.com, Global Newswire
Note: Market data reflects estimated 2019, 2020 & 2021 U.S. household spend in addressable categories

Invest in Expansion of BoxedUP and B2B

BoxedUP and B2B customers are more loyal, order more frequently, & spend more per user

	Orders / User (1)	GMV / User (1)
BoxedUP (2)	+1.7x Avg B2C Customer	+55% Avg B2C Customer
B2B	+1.8x Avg B2C Customer	+259% Avg B2C Customer

Notes:
(1) "BoxedUP" & Avg B2C data reflected as of Q1'21; B2B data reflected as of Q1'20
(2) "BoxedUP" customers are included in both B2C and B2B sub-segments

Key Growth Levers Deliver Compelling Payback

Further ROI upside driven by:

1. Expanded assortment delivering increased conversion + GMV per user
2. Increased adoption of BoxedUP and auto-save programs driving improved retention & order frequency
3. Increased B2B new customer mix driving improved retention & order frequency
4. Continued margin expansion with scale
5. Improved customer targeting & re-engagement tactics (reduced CAC + improved retention)

Illustrative 3 Year Profit Return[1]

		3 Year GMV per User		
		$470 (Today)[2]	$588 (+25%)	$705 (+50%)
Retail Gross Margin %	14% (FY'20A)	1.4x ← +134% increase since 2018	1.8x	2.1x
	20% (FY'24E)	2.1x	2.6x	3.1x
	24% (FY'26E)	2.5x	3.1x	3.7x
GMV Payback		10.2x	12.8x	15.3x

(1) Assumes CAC of $46 (FY'19 CAC)
(2) GMV per user figures reflect weighted avg. GMV per user for Cohorts acquired from Jan'15 through Mar'18 (cohorts fully aged 36 months+)


The products you love in bulk,
for the smallest prices

Risk Factors

Risk Factors

1. If we fail to acquire and retain new customers, or fail to do so in a cost-effective manner, we may be unable to increase net revenue, improve gross margins and achieve profitability.
2. We may be unable to accurately forecast net sales and appropriately plan our expenses in the future.
3. We operate in a market that is rapidly evolving and in which face intense competition, especially from well-established companies offering solutions and related applications. We may lack sufficient financial or other resources to maintain or improve our competitive position, which may harm our ability to add new customers, retain existing customers, and grow our business.
4. We have a history of operating losses and expect to have increasing operating losses and negative cash flow as we continue to expand our business.
5. We only recently launched our licensing and SaaS operations and have limited experience in successfully delivering such services to customers or in marketing the offerings to a broader customer set. Our results of operations and future revenue prospects will be harmed if we are unable to increase the adoption of our offerings.
6. Changes in product costs and availability could materially and adversely affect our business.
7. We may be unable to source additional, or strengthen our existing relationships with, suppliers. In addition, the loss of any of our key suppliers would negatively impact our business.
8. Food safety, quality, and health concerns could affect our business.
9. If we fail to develop and successfully introduce new B2C and B2B offerings, or fail to maintain existing products and services that are significant to our providers and customers, or if we are unable to anticipate and respond to rapid changes in technology or industry trends, our business, growth expectations, and financial condition may be materially and adversely affected.
10. If we fail to maintain or grow our brand recognition, our ability to expand our customer base will be impaired and our financial condition may suffer.
11. Packaging and shipping products are critical parts of our business and any changes in, or disruptions to, our packaging and shipping vendor arrangements could adversely affect our business, financial condition, and results of operations.
12. Failure to effectively develop and expand our marketing and sales capabilities could harm our ability to increase our customer base and achieve broader market acceptance of our platform. If we are not able to generate traffic to our website through our marketing efforts, our ability to attract new customers may be impaired.
13. The performance of our B2C and B2B offerings may be adversely affected by changes in the nature in which businesses are operated following the COVID-19 pandemic and by the timing and long-term approach toward the return to traditional workplaces and work schedules.
14. Certain trends relating to the COVID-19 pandemic have positively impacted our B2C offerings, but there can be no assurances that these impacts will be sustained through the remainder of the pandemic or in subsequent periods.
15. We rely on the performance of members of management and highly skilled personnel, and if we are unable to attract, develop, motivate and retain well-qualified employees, including due to evolving labor dynamics, our business could be harmed.
16. If we do not successfully optimize, operate and manage the expansion of the capacity of our fulfillment centers, or if we lose access to one or more of our fulfillment centers, our business, financial condition, and results of operations could be harmed.
17. Our business will suffer if the market for our solutions proves less lucrative than projected or if we fail to effectively acquire and service customers.
18. If our platform fails to perform properly or if we fail to develop enhancements to resolve performance issues or respond to other user concerns, we could lose customers, become subject to performance or warranty claims, or incur significant costs.
19. Our licensing and SaaS operations are susceptible to risks associated with international operations and the use of our platform in various countries, including in emerging markets, as well as our ability to localize our platform in such countries.
20. The growth of our business depends on our ability to accurately predict consumer trends, successfully introduce new products, improve existing products, attract suppliers to list such products and expand into new offerings to respond to our users' and suppliers' changing needs.
21. Our business is moderately seasonal and weak performance during one of our historically strong seasonal periods could have a material adverse effect on our operating results for the entire fiscal year.
22. We outsource the manufacturing of our private label brand products and, as a result, any issues relating to the manufacturing of such private label brand products or claims arising from any injury or illness allegedly caused by such products could adversely affect the reputation of our private label brands or our results of operations.
23. Because we recognize net revenue from licensing arrangements over the term of an agreement, downturns or upturns in sales are not immediately reflected in full in our operating results.
24. Our Convertible Notes to be issued and outstanding after consummation of the PIPE Financing and the Business Combination may impact our financial results, result in the dilution of existing shareholders, create downward pressure on the price of our common stock, and restrict our ability to raise additional capital or take advantage of future opportunities.
25. We may not have the ability to raise the funds necessary to settle conversions of the Convertible Notes, repurchase the Convertible Notes upon a fundamental change or repay the Convertible Notes in cash at their maturity, and our future debt may contain limitations on our ability to pay cash upon conversion or repurchase of the Convertible Notes.
26. We may still incur substantially more debt or take other actions that would diminish our ability to make payments on the Convertible Notes when due.
27. We may need to raise additional capital in the future to execute our business plan, which may not be available on terms acceptable to us, or at all.
28. Non-compliance with privacy and information security laws, especially as it relates to maintaining the security of customer-related personal information, may damage our business and reputation with members, or result in our incurring substantial additional costs and becoming subject to litigation.
29. Intellectual property claims against us could be costly and result in the loss of significant rights related to, among other things, the Boxed Sites and marketing activities.
30. We rely on a single payment processor to provide the technology we utilize to process payments for the Boxed Sites and to offer to our customers.
31. Changes in tax treatment of companies engaged in e-commerce may adversely affect the commercial use of our website and mobile applications and our financial results.
32. Our business depends on network and mobile infrastructure, our third-party data center hosting facilities, other third-party providers, and our ability to maintain and scale our technology. Any significant interruptions or delays in service on our website or mobile applications or any undetected errors or design faults could result in limited capacity, reduced demand, processing delays, and loss of customers or suppliers. A failure to adequately resolve such defects and implement new systems could harm our business and adversely affect our results of operations.
33. We are subject to extensive state and federal laws and governmental regulation, including consumer protection, alcohol beverage, and website accessibility, that could impact the use of our products and potentially subject us and our users to regulatory enforcement or private litigation. We may incur material liabilities under, or costs in order to comply with, existing or future laws and regulation, and our failure to comply may result in enforcements, recalls, and other adverse actions.
34. We may be unable to adequately protect our brand and our other intellectual property rights.
35. Our failure or the failure of third-party service providers to protect our website, networks, and systems against cybersecurity incidents, or otherwise to protect our confidential information, could damage our reputation and brand and substantially harm our business, financial condition, and results of operations.
36. We are subject to risks related to online transactions and payment methods.
37. Our business could be adversely affected by increased labor costs or labor shortages.
38. If we fail to manage our growth effectively, our business, financial condition and operating results could be harmed.